                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 6, 1996 included in Marquest Medical Products, Inc.'s Form 10-K for the year ended March 30, 1996, and to all references to our Firm included in this registration statement.




                                   Arthur Andersen LLP



Denver, Colorado
December 11, 1996